                                                                   EXHIBIT 10.22

                                                                  EXECUTION COPY

                       SEABRIGHT INSURANCE HOLDINGS, INC.
                             STOCKHOLDERS AGREEMENT

            This AGREEMENT (this "Agreement") is made as of September 30, 2003, by and among SeaBright Insurance Holdings, Inc., a Delaware corporation (the "Company"), the Persons listed on Schedule I attached hereto (as amended from time to time, the "Summit Stockholders"), and the Persons listed on Schedule II attached hereto (as amended from time to time, the "Other Stockholders"). The Summit Stockholders and the Other Stockholders are collectively referred to herein as the "Stockholders" and individually as a "Stockholder." Except as otherwise indicated herein, capitalized terms used herein are defined in Section 6 hereof.

            WHEREAS, the Summit Stockholders shall purchase shares of the Company's Convertible Preferred Stock, par value $.01 per share (the "Convertible Preferred Stock"), pursuant to that certain Stock Purchase Agreement between the Summit Stockholders and the Company dated as of the date hereof (the "Purchase Agreement");

            WHEREAS, the Company and each Other Stockholder are parties to an Executive Stock Agreement, dated as of the date hereof, pursuant to which each Other Stockholder shall purchase shares of Convertible Preferred Stock;

            WHEREAS, the Company and the Stockholders desire to enter into this Agreement to establish the composition of the Company's Board of Directors (the "Board"), to restrict the sale, assignment, transfer, encumbrance or other disposition of certain Stockholder Shares, and to provide for certain rights and obligations in respect thereto as hereinafter provided; and

            WHEREAS, the execution and delivery of this Agreement is a condition to the transactions contemplated by the Purchase Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

            1.    Board of Directors.

            (a) From and after the date of this Agreement and until the provisions of this Section 1 cease to be effective, each holder of Stockholder Shares will vote all of his or its Stockholder Shares which are voting shares and any other voting securities of the Company over which such holder has voting control and shall take all other necessary or desirable actions within his or its control (whether in his or its capacity as a stockholder, or through any of its representatives serving as a director, member of a board committee or officer of the Company or any of its Subsidiaries or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company and its Subsidiaries shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

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            (i)   The authorized number of directors on the Board shall be
established and maintained at five (5) directors (the "Directors") (or such greater or lesser number as determined from time to time by the holders of a majority of the Summit Shares).

            (ii) The following individuals shall be nominated and elected to the Board:

                  (A) two (2) representatives designated by the holders of a majority of the Summit Shares, who shall initially be Peter Y. Chung and J. Scott Carter (the "Summit Directors"); and

                  (B) three (3) representatives designated by the holders of a majority of the Summit Shares, one of whom shall be the chief executive officer of the Company (the "CEO") and the other two of whom shall be designated by the holders of a majority of the Summit Shares after consultation with the CEO (who, for avoidance of doubt, shall not have any right of final approval thereof).

            (iii) The removal from the Board (with or without cause) of any representative designated hereunder by any party shall only be at such party's request and under no other circumstances (in each case, determined by the party entitled to designate any such representative pursuant to this Section 1(a)).

            (iv) In the event that any representative designated hereunder by any party ceases to serve as a member of the Board during his term of office, the resulting vacancy on the Board will be filled by a representative selected by the party entitled to designate such representative pursuant to Section 1(a).

            (b) The Company will pay or promptly reimburse the actual reasonable out-of-pocket expenses incurred by each Director in connection with attending meetings of the Board or any committee of the Board.

            (c) The provisions of this Section 1 shall terminate automatically and be of no further force and effect upon the first to occur of (i) the consummation of an IPO and (ii) the consummation of a Sale of the Company.

            2.    Restrictions on Transfer of Stockholder Shares.

            (a) Transfer of Stockholder Shares. No holder of Stockholder Shares (other than the Summit Stockholders) may sell, transfer, assign, pledge or otherwise dispose of (whether directly or indirectly, whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest (legal or beneficial) in any Stockholder Shares (a "Transfer"), except Transfers pursuant to and in accordance with the provisions of Section 2(b) or Section 3 of this Agreement.

            (b)   Certain Permitted Transfers. The restrictions contained in
Section 2(a) will not apply to any Transfer of Stockholder Shares by any Stockholder (i) among its Affiliates, (ii) pursuant to Section 3 or a Sale of the Company or pursuant to a repurchase option in favor of the Company and/or the Summit Stockholders as set forth in any written agreement between

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such Stockholder and the Company or (iii) pursuant to the applicable laws of descent and distribution or among such Stockholder's Family Group; provided that the restrictions contained in this Agreement will continue to apply to the Stockholder Shares after any Transfer pursuant to clause (i) or (iii) above and each transferee of such Stockholder Shares shall agree in writing, prior to and as a condition to the effectiveness of such Transfer, to be bound by the provisions of this Agreement, without modification or condition, subject only to the consummation of the Transfer. Upon the Transfer of Stockholder Shares pursuant to this Section 2(b), the transferor will deliver a written notice to the Company and the other parties to this Agreement, which notice will disclose in reasonable detail the identity of such transferee(s) and shall include an original counterpart of the agreement of such transferee(s) to be bound by this Agreement.

            (c) Termination of Restrictions. The restrictions set forth in this Section 2 shall continue with respect to each Stockholder Share until the earlier of (i) the consummation of a Sale of the Company and (ii) the consummation of an IPO.

            3.    Sale of the Company.

            (a) If the Board and the holders of a majority of the Summit Shares then outstanding (the "Requisite Holders") approve the sale of the Company (whether by merger, consolidation, sale of all or substantially all of its assets or sale of all of the outstanding capital stock) (the "Approved Sale"), the holders of Stockholder Shares shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of stock, reverse merger or other transaction having the effect of a stock sale, the holders of Stockholder Shares shall agree to sell all of their Stockholder Shares on the terms and conditions approved by the Board and the Requisite Holders. The holders of Stockholder Shares shall take all necessary and desirable actions in connection with the consummation of the Approved Sale as requested by the Requisite Holders and the Company.

            (b) Upon the consummation of the Approved Sale, each Stockholder shall receive in exchange for the Stockholder Shares held by such Stockholder the same portion of the aggregate consideration from such Approved Sale that such Stockholder would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to the consummation of such Approved Sale. All holders of Stockholder Shares representing then currently exercisable options or warrants to acquire Common Stock shall be given an opportunity, at the Board's discretion, to either (A) exercise such options or warrants prior to the consummation of the Approved Sale and participate in such sale as holders of Common Stock or (B) upon the consummation of the Approved Sale, receive in exchange for such options or warrants consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of Common Stock received by the holders of Common Stock in connection with the Approved Sale less the exercise price per share of Common Stock of such options or warrants to acquire Common Stock by (2) the number of shares of Common Stock represented by such then currently exercisable options or warrants.

            (c) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or

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transaction (including a merger, consolidation or other reorganization), the holders of Stockholder Shares who are not "accredited investors" (as such term is defined in Rule 501 promulgated by the Securities and Exchange Commission) will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 promulgated by the Securities and Exchange Commission) reasonably acceptable to the Company. If any such holder of Stockholder Shares appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Stockholder Shares declines to appoint the purchaser representative designated by the Company, such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

            (d) Generally, the Company shall pay all transaction costs associated with any Approved Sale to the extent such costs are incurred for the benefit of all holders of Stockholder Shares. To the extent such costs are not paid by the Company prior to the distribution to the holders of Stockholder Shares of proceeds from any Approved Sale, or by the acquiring company, such costs shall be borne by each holder according to his or its pro rata share (based upon the amount of consideration received by such holder for such Stockholder Shares in the Approved Sale) of the costs of any Approved Sale. Each holder of Stockholder Shares shall be obligated to join on a pro rata basis (based upon the amount of consideration received by such holder for such Stockholder Shares in the Approved Sale) in any indemnification or other obligations that the Requisite Holders agree to provide in connection with such Approved Sale (other than any such obligations that relate specifically to a holder of Stockholder Shares such as indemnification with respect to representations and warranties given by a holder regarding such holder's title to and ownership of Stockholder Shares).

            (e) The provisions of this Section 3 will terminate upon the earlier to occur of (i) the consummation of an IPO and (ii) the consummation of a Sale of the Company.

            4.    Legend; Securities Law Matters.

            (a) Each certificate evidencing Stockholder Shares and each certificate issued in exchange for or upon the Transfer of any Stockholder Shares (if such shares remain Stockholder Shares as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER AND VOTING RESTRICTIONS PURSUANT TO A STOCKHOLDERS AGREEMENT, DATED AS OF SEPTEMBER 30, 2003, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS (AS AMENDED FROM TIME TO TIME, THE "STOCKHOLDER AGREEMENT"). A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE

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            FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON
            WRITTEN REQUEST."

The Company shall imprint such legend on all certificates evidencing Stockholder Shares. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Stockholder Shares in accordance with
Section 7 hereof.

            (b) In connection with the Transfer of any Stockholder Shares, the holder thereof shall deliver written notice to the Company describing in reasonable detail the Transfer or proposed Transfer, together with, if so requested by the Company, an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such Transfer of Stockholder Shares may be effected without registration of such Stockholder Shares under the Securities Act. In addition, if the holder of the Stockholder Shares delivers to the Company an opinion of such counsel that no subsequent Transfer of such Stockholder Shares shall require registration under the Securities Act, the Company shall promptly upon such contemplated Transfer deliver new certificates for such securities which do not bear the Securities Act legend set forth in Section 4(a) above. If the Company is not required to deliver new certificates for such Stockholder Shares not bearing such legend, the holder thereof shall not effect any Transfer of the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 4(b) and
Section 4(a) above.

            (c) Upon the request of any Stockholder, the Company shall promptly supply to such Stockholder or its prospective transferees all information regarding the Company required to be delivered in connection with a Transfer pursuant to Rule 144A of the Securities and Exchange Commission.

            (d) If any Stockholder Shares become eligible for sale pursuant to Rule 144(k) of the Securities and Exchange Commission or no longer constitute "restricted securities" (as defined under Rule 144(a) of the Securities and Exchange Commission), the Company shall, upon the request of the holder of such Stockholder Shares, remove the legend set forth in Section 4(a) above from the certificates for such securities.

            5. Transfers; Future Sales. Prior to any Stockholder Transferring any Stockholder Shares (other than pursuant to Section 3) to any Person and prior to the Company issuing any Common Stock (other than pursuant to a Public
Sale) or any options or other rights to acquire Common Stock or any securities convertible into or exchangeable for such Common Stock to any Person, such Stockholder or the Company, as the case may be, shall (subject to the remaining provisions of this Section 5) cause the prospective transferee to be bound by this Agreement and to execute and deliver to the Company and the other Stockholders a counterpart of this Agreement. Transferees of Summit Shares (other than the Other Stockholders, all of whom shall be deemed to be Other Stockholders and the holders of Other Stockholder Shares hereunder) shall be deemed to be Summit Stockholders and the holders of Summit Shares hereunder. Transferees of Other Stockholder Shares (other than the Summit Stockholders or their Affiliates and their designees, all of whom shall be deemed to be Summit Stockholders and holders of Summit Shares hereunder) and transferees of Common Stock (or options or other rights to acquire Common Stock or securities convertible into or exchangeable for such Common

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Stock) issued or sold by the Company (other than the Summit Stockholders and/or their Affiliates and designees, all of whom shall be deemed to be Summit Stockholders and the holders of Summit Shares hereunder) shall be deemed to be Other Stockholders hereunder. The provisions of this Section 5 shall terminate automatically and shall be of no further force or effect upon the first to occur of (i) the consummation of an IPO and (ii) the consummation of a Sale of the Company.

            6.    Definitions.

            "Affiliate" of a Stockholder means any other Person, entity or investment fund controlling, controlled by or under common control with the Stockholder and, in the case of a Stockholder which is a partnership or a limited liability company, any partner or member, respectively, of the Stockholder.

            "Capital Stock" means, collectively, the Convertible Preferred Stock and any other capital stock hereafter created by the Company, as the context may require.

            "Common Stock" means Company's Common Stock, par value $.01 per share.

            "Family Group" means a Stockholder's spouse and descendants (whether or not adopted) and any trust solely for the benefit of the Stockholder and/or the Stockholder's spouse and/or the Stockholder's descendants (by birth or adoption), parents or dependents, or any corporation or partnership in which the direct and beneficial owner of all of the equity interest is such Stockholder and/or a member of such Stockholder's Family Group.

            "IPO" means the sale in an underwritten public offering registered under the Securities Act of shares of the Company's Common Stock.

            "Other Stockholder Shares" means (i) any Capital Stock acquired by any Other Stockholder and (ii) any equity securities issued or issuable directly or indirectly with respect to the Capital Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of stock, recapitalization, merger, consolidation or other reorganization, or, in each case, any comparable transaction.

            "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a government or any branch, department, agency, political subdivision or official thereof.

            "Public Sale" means any sale of Stockholder Shares to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (other than Rule 144(k)) adopted under the Securities Act.

            "Sale of the Company" means the sale of the Company pursuant to which a party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's board of directors (whether by merger,

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consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

            "Securities Act" means the Securities Act of 1933, as amended from time to time.

            "Stockholder Shares" means the Summit Shares and the Other Stockholder Shares. For purposes of this Agreement, each Stockholder who holds options or warrants to acquire Capital Stock shall be deemed to be the holder of all Stockholder Shares issuable (at the time of such determination) upon the exercise of such options or warrants. As to any particular shares of stock constituting Stockholder Shares, such shares will cease to be Stockholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by any similar provision then in force) under the Securities Act, in each case in conformity with the terms and conditions of this Agreement.

            "Subsidiary" means with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (ii) if a partnership, association, limited liability company or other business entity, a majority of the partnership, membership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or business entity.

            "Summit Shares" means (i) any Capital Stock acquired by any Summit Stockholder and (ii) any equity securities issued or issuable directly or indirectly with respect to the Capital Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of stock, recapitalization, merger, consolidation or other reorganization, or, in each case, any comparable transaction.

            7. Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void as against the Company, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

            8. Amendment and Waiver. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only upon the prior written consent of the Company and the holders of a majority of the then-outstanding Stockholder Shares; provided that no such amendment, modification or waiver that would materially and adversely treat the Other Stockholders in a manner different than the Summit Stockholders shall be effective against the Other Stockholders without the prior written consent of the holders of a

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majority of the Other Stockholder Shares (with it being understood that the addition of new parties to this Agreement as Summit Stockholders or Other Stockholders shall in no event require the consent of any of the Other Stockholders). The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

            9. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

            10. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

            11. Successors and Assigns. Except as otherwise provided herein (and subject to the provisions of Section 5), this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares. If a party hereto ceases to own any Stockholder Shares, such party will no longer be deemed to be a Stockholder for purposes of this Agreement.

            12. Counterparts. This Agreement may be executed in one or more counterparts (including by means of telecopied signature pages), each of which shall be an original and all of which taken together shall constitute one and the same agreement.

            13. Remedies. The parties hereto acknowledge and agree that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Stockholder shall have the right to injunctive relief, in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement shall be construed to confer upon any Person who is not a signatory hereto or any successor or assign of a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

            14. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered, sent by telecopy (with receipt confirmed) on a business day during regular business hours of the recipient (or, if not, on the next succeeding business day) or three business days after sent by reputable overnight express courier (charges prepaid), at the address listed below or at any address listed in the Company's records in case of any Stockholder not so listed herein.

                                       8
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            If to the Company:

                  SeaBright Insurance Holdings, Inc.
                  2101 4th Avenue, Suite 1600
                  Seattle, WA  98121
                  Attn: Chairman
                  Telephone: (206) 770-8300
                  Telecopy:  (206) 448-4442

            With a copy to (which shall not constitute notice to the Company):

                  Summit Partners, L.P.
                  499 Hamilton Avenue
                  Palo Alto, California 94301
                  Attention: Peter Y. Chung
                             J. Scott Carter
                  Telephone: (650) 321-1166
                  Telecopy:  (650) 321-1188

            And to:

                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, Illinois 60601
                  Attention: Ted H. Zook, P.C.
                             Stephen D. Oetgen
                  Telephone: (312) 861-2000
                  Telecopy:  (312) 861-2200

            If to any Summit Stockholder:

                  Summit Partners, L.P.
                  499 Hamilton Avenue
                  Palo Alto, California 94301
                  Attention: Peter Y. Chung
                             J. Scott Carter
                  Telephone: (650) 321-1166
                  Telecopy:  (650) 321-1188

            With a copy to (which shall not constitute notice to the Summit Stockholders):

                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, Illinois 60601
                  Attention: Ted H. Zook, P.C.
                             Stephen D. Oetgen
                  Telephone: (312) 861-2000
                  Telecopy:  (312) 861-2200

            15. Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

            16. Delivery by Facsimile. This Agreement and any signed agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each such party forever waives any such defense.

            17. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

            18. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

               [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                    * * * * *

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

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                        SEABRIGHT INSURANCE HOLDINGS, INC.

                                        By: /s/ John Pasqualetto
                                            ------------------------------------

                                        Its: President

                                        SUMMIT VENTURES V, L.P.

                                        By:  Summit Partners V, L.P.
                                        Its: General Partner

                                        By:  Summit Partners, LLC
                                        Its: General Partner

                                        By: /s/ Peter Chung
                                            ------------------------------------
                                            Member

                                        SUMMIT V COMPANION FUND, L.P.

                                        By:  Summit Partners V, L.P.
                                        Its: General Partner

                                        By:  Summit Partners, LLC
                                        Its: General Partner

                                        By: /s/ Peter Chung
                                            ------------------------------------
                                            Member

                                        SUMMIT V ADVISORS FUND (QP), L.P.

                                        By:  Summit Partners V, L.P.
                                        Its: General Partner

                                        By:  Summit Partners, LLC
                                        Its: General Partner

                                        By: /s/ Peter Chung
                                            ------------------------------------
                                            Member

                                        SUMMIT V ADVISORS FUND, L.P.

                                        By:  Summit Partners V, L.P.
                                        Its: General Partner

                                        By:  Summit Partners, LLC
                                        Its: General Partner

                                        By: /s/ Peter Chung
                                            ------------------------------------
                                            Member

                                        SUMMIT VENTURES VI-A, L.P.

                                        By:  Summit Partners VI (GP), L.P.
                                        Its: General Partner

                                        By:  Summit Partners VI (GP), LLC
                                        Its: General Partner

                                        By: /s/ Peter Chung
                                            ------------------------------------
                                            Member

                                        SUMMIT VENTURES VI-B, L.P.

                                        By:  Summit Partners VI (GP), L.P.
                                        Its: General Partner

                                        By:  Summit Partners VI (GP), LLC
                                        Its: General Partner

                                        By: /s/ Peter Chung
                                            ------------------------------------
                                            Member

                                        SUMMIT VI ADVISORS FUND, L.P.

                                        By:  Summit Partners VI (GP), L.P.
                                        Its: General Partner

                                        By:  Summit Partners VI (GP), LLC
                                        Its: General Partner

                                        By: /s/ Peter Chung
                                            ------------------------------------
                                            Member

                                        SUMMIT VI ENTREPRENEURS FUND, L.P.

                                        By:  Summit Partners VI (GP), L.P.
                                        Its: General Partner

                                        By:  Summit Partners VI (GP), LLC
                                        Its: General Partner

                                        By: /s/ Peter Chung
                                            ------------------------------------
                                            Member

                                        SUMMIT INVESTORS VI, L.P.

                                        By:  Summit Partners VI (GP), L.P.
                                        Its: General Partner

                                        By:  Summit Partners, VI (GP), LLC
                                        Its: General Partner

                                        By: /s/ Peter Chung
                                            ------------------------------------
                                            Member

                                        RANDOLPH STREET PARTNERS V

                                            /s/ Stephen Oetgen
                                        ----------------------------------------
                                        By:  Stephen Oetgen
                                        Its: General Partner

                                            /s/ John Pasqualetto
                                        ----------------------------------------
                                        John Pasqualetto

                                            /s/ Richard J. Gergasko
                                        ----------------------------------------
                                        Richard J. Gergasko

                                            /s/ Jeffrey C. Wanamaker
                                        ----------------------------------------
                                        Jeffrey C. Wanamaker

                                            /s/ Joseph De Vita
                                        ----------------------------------------
                                        Joseph De Vita

                                            /s/ Richard Seelinger
                                        ----------------------------------------
                                        Richard Seelinger

                                     CONSENT

            The undersigned spouse of ______________ hereby acknowledges that I have read the foregoing Stockholders Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's shares of Convertible Preferred Stock under certain circumstances and imposes other restrictions on the transfer of such Convertible Preferred Stock. I agree that my spouse's interest in the Convertible Preferred Stock is subject to this Agreement and any interest I may have in such Convertible Preferred Stock shall be irrevocably bound by this Agreement and further that the my community property interest, if any, shall be similarly bound by this Agreement.

            I am aware that the legal, financial and other matters contained in this Agreement are complex and I am free to seek advice with respect thereto from independent counsel. I have either sought such advice or determined after carefully reviewing this Agreement that I will waive such right.

                                        ________________________________________
                                        Name of Spouse:

                                        ________________________________________
                                        Witness

                                   SCHEDULE I

                               Summit Stockholders

                             Summit Ventures V, L.P.
                          Summit V Companion Fund, L.P.
                        Summit V Advisors Fund (QP), L.P.
                          Summit V Advisors Fund, L.P.
                           Summit Ventures VI-A, L.P.
                           Summit Ventures VI-B, L.P.
                          Summit VI Advisors Fund, L.P.
                       Summit VI Entrepreneurs Fund, L.P.
                            Summit Investors VI, L.P.
                           Randolph Street Partners V

                                   SCHEDULE II

                               Other Stockholders

                                John Pasqualetto
                               Richard J. Gergasko
                              Jeffrey C. Wanamaker
                                 Joseph De Vita
                                Richard Seelinger